合作协议

甲方：北京天益新麻生物科技有限公司

法定代表人： 张玉莹

乙方：哈尔滨市北麻科技发展有限公司

法定代表人：李昱丽 职务：总经理

鉴于：

甲乙双方为推动中国工业大麻产业持续健康发展，丰富工业大麻下游产品线，拟就合作生产工业大麻产品建立合作关系。双方经友好协商，本着平等互利、共同发展、优势互补的原则达成如下协议：

第一条 声明与承诺

1.1 甲方为合法设立并有效存续的企业，已经获得了从事本协议项下之业务所必需的批准、许可、登记、备案或通过了其他必须的政府机关要求办理的手续。

1.2 乙方为合法设立并有效存续的企业，已经获得了从事本协议项下之业务所必需的批准、许可、登记、备案或通过了其他必须的政府机关要求办理的手续。

1.3 双方在本协议下提供的任何声明、陈述及保证，或根据本协议而提供的其他一切文件、证书和资料，均没有对任何事项做出虚假陈述、误导性陈述，或对事实进行隐瞒。

第二条 合作事项

2.1 甲乙双方将充分发挥各自的优势，在工业大麻相关产品的研发、生产、销售领域进行深入和广泛的合作；前述工业大麻相关产品包括但不限于工业大麻护肤品、药品、保健食品等需使用工业大麻提取物而生产的产品。

2.2 甲方主要负责协调工业大麻产品体系供应链的上下游关系，并对乙方工作提供咨询意见。

2.3 乙方全面负责双方合作产品的研发、生产、市场拓展等工作，并承担相关工作的人力成本与营销成本，具体工作内容包括但不限于：

1）工业大麻相关产品的行政报批工作（如有）；

2）工业大麻相关产品的品牌维护工作，包括但不限于营销方案设计，产品标识设计，产品包装设计等；

3）工业大麻相关产品商标申请等知识产权申请工作，乙方应以甲方名义申请商标等相关知识产权；

4）工业大麻相关产品的生产加工组织工作或委托代工厂进行生产；

5）工业大麻相关产品的原料供应商的筛选、管理工作。

第三条 合作期限与利润分配

3.1 本协议合作期限为 3 年，自 2019 年 7 月 19 日至 2022 年 7 月 18 日；本合同期限届满时，任何一方未书面提出终止的，本合同自动续展。

3.2 为激励乙方积极扩大工业大麻相关产品市场占有份额，甲方同意双方第一年合作产生收益由乙方享有，次年甲乙双方按照 15%：85%的比例分配合作收益，第三年双方按照 20%：80%的比例分配合作收益。

第四条 协议效力

4.1 本协议的签订仅代表彼此合作意向的达成，并不构成授权另一方代表其对外展开业务合作。

4.2 任何一方均不得非法使用对方的商标、字号等企业标识。

4.3 就本协议项下各具体合作事项，双方在执行过程中可以另行签署相关的具体协议（以下称“具体协议”），对有关条件做出进一步约定。

4.4 双方的具体合作事项，适用本协议和具体协议的约定，本协议的约定与具体协议的约定不一致的，以具体协议为准；但具体协议未约定或约定不明时，适用本协议的约定。

4.5 本协议自双方之法定代表人或授权代表签署并加盖公章之日起生效。双方协商一致可以书面形式修改或终止本协议。本协议终止后，有关善后事宜应依据双方约定及有关法律、法规处理。

第五条 保密约定

5.1 保密资料是指甲乙双方中任何一方披露给对方的明确标注或指明是“保密资料”的相关业务和技术方面的资料和信息。

5.2 保密资料不包括已经或将公布于众的资料与任何一方向接受方披露前已为该方知悉的非保密性资料。

5.3 甲乙双方在签订本协议后，即互相成为保密资料的提供方和接受方，负有保密义务，承担保密责任。

5.4 甲乙双方中任何一方未经对方书面同意，不得向第三方（包括新闻界人士）公开和披露任何保密资料或以其他方式使用保密资料。

5.5 甲乙双方均应采取妥善的保密措施，合理保管彼此的保密资料。一旦发生泄密事件，泄密方将承担相关法律责任。

5.6 任何一方均不得向第三方公布本协议的条款内容，但双方的战略合作关系可以向第三方公开。

第六条 附则

6.1 本协议由中国法律管辖并按中国法律解释。因履行本协议所发生的或与本协议有关的一切争议，各方应通过友好协商解决，如果协商不成引发争议的，均应将争议提交青岛仲裁委员会，各方约定开庭审理地点在北京，即在北京进行

仲裁审理，仲裁裁决是终局的，对各方均有约束力。

6.2 本协议任何条款的非法、无效并不影响本协议其他条款的有效性。

6.3 除非本协议或其附件另有规定，一方未行使或延迟行使本协议项下的权利、权力或特权并不构成放弃这些权利、权力和特权，而单一或部分行使这些权利、权力和特权并不排斥行使任何其他权利、权力和特权。

6.4 本协议正本一式贰份，双方各执壹份。

甲方：北京天益新麻生物科技有限公司

北京天益新麻生物科技有限公司 合同专用章 1001760040833

2019 年 7 月 19 日

乙方：哈尔滨市北麻科技发展有限公司

哈尔滨市北麻科技发展有限公司 合同专用章

2019年7月19日